UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 25, 2008

ALPHA NATURAL RESOURCES, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-32423	02-0733940
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation)		Identification No.)

One Alpha Place, P.O. Box 2345,
Abingdon, VA 24212
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (276) 619-4410

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☑ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01: Other Events
Item 9.01: Financial Statements and Exhibits
SIGNATURE
EXHIBIT INDEX
EX-99.1: Press Release

Item 8.01 Other Events

On August 25, 2008, Alpha Natural Resources, Inc. and Cleveland-Cliffs Inc issued a joint press release announcing that on August 22, 2008 they received early termination of the waiting period under the Hart-Scott-Rodino Act for their previously announced proposed merger. A copy of the press release issued on August 25, 2008 is furnished as Exhibit 99.1 hereto and is incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

99.1  Press Release jointly issued by Alpha Natural Resources, Inc. and Cleveland-Cliffs Inc., dated August 25, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Alpha Natural Resources, Inc.

August 25, 2008	By:	/s/ Vaughn Groves
Name: Vaughn R. Groves
Title: Vice President, General Counsel and Secretary

Exhibit Index

Exhibit No.                      Description

99.1	Press Release jointly issued by Alpha Natural Resources, Inc. and Cleveland-Cliffs Inc., dated August 25, 2008.